UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): January 29, 2004



                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)



          Nevada                      000-17874                88-0199674
 (State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)               File Number)          Identification No.)



   224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida          32082
     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (904) 280-3950

ITEM 5.  Other Events and Regulation FD Disclosure

January 29, 2004, Global Axcess Corp., a Nevada corporation (the "Company"), raised $3,500,000 in connection with the sale of 14,000,000 shares of common stock for $.25 per share to two institutional investors. The investors, upon the purchase of every two shares of common stock, also received four common stock purchase warrants, which resulted in the issuance of 28,000,000 common stock purchase warrants. We issued four types of warrants (F Warrants, G Warrants, H Warrants and I Warrants), which are exercisable for a period of five years or for 18 months after the effective date of a registration statement covering the shares of common stock underlying the warrants, whichever is longer. The four warrants terms are as follows:

o The F Warrants are exercisable at $.35 per share and are not callable by the Company.

o The G Warrants are exercisable at $.35 per share and are callable by the Company if the market price of the Company's common stock is equal to or in excess of $0.70 for a period of twenty consecutive days and there is an effective Registration Statement covering the shares common stock underlying the G Warrant.

o The H Warrants are exercisable at $.50 per share and are callable by the Company if the market price of the Company's common stock is equal to or in excess of $1.00 for a period of twenty consecutive days and there is an effective Registration Statement covering the shares common stock underlying the H Warrant.

o The I Warrants are exercisable at $1.00 per share and are callable by the Company if the market price of the Company's common stock is equal to or in excess of $1.25 for a period of twenty consecutive days and there is an effective Registration Statement covering the shares common stock underlying the I Warrant.

All common shares associated with this private placement are restricted securities in accordance with Rule 144 as promulgated under the of the Securities Act of 1933. However, the Company is required to file a registration statement covering the shares of common stock and the shares underlying the common stock purchase warrants by April 24, 2004 and it is required to go effective by July 29, 2004.

ITEM 7.  Financial Statements and Exhibits

Exhibit No.                Description

4.1  Subscription Agreement dated January 29, 2004

4.2  Registration Rights Agreement dated January 29, 2004

4.3 Form of F Warrant used in connection with the Subscription Agreement dated January 29, 2004

4.4 Form of G Warrant used in connection with the Subscription Agreement dated January 29, 2004

4.5 Form of H Warrant used in connection with the Subscription Agreement dated January 29, 2004

4.6 Form of I Warrant used in connection with the Subscription Agreement dated January 29, 2004



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GLOBAL AXCESS CORP.



Date:  February 9, 2004                              /s/David Fann
                                                     ---------------
                                                     David Fann
                                                     President